Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant                              [X]
Filed by a party other than the Registrant           [ ]

Check the appropriate box:

[ ]  Preliminary proxy statement
[X]  Definitive proxy statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

Citigroup Investments Corporate Loan Fund Inc.
(Name of Registrant as Specified in its Charter)

Judy Loomis
Name of Person Filing Proxy Statement

Payment of Filing Fee (Check appropriate box):

[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which the transaction applies:

(2)  Aggregate number of securities to which transactions applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

(4)  Proposed maximum aggregate value of transaction:


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

(2)  Form, schedule or registration statement no.:

(3)  Filing party:

                CITIGROUP INVESTMENTS CORPORATE LOAN FUND INC.
                               125 BROAD STREET
                           NEW YORK, NEW YORK 10004

                               -----------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                               -----------------

   Notice is hereby given that the Annual Meeting of Shareholders of CITIGROUP INVESTMENTS CORPORATE LOAN FUND INC. will be held at the Citigroup Center, 153
E. 53rd Street, New York, New York, 14th floor Conference Center, on January 21, 2003, at 10:30 a.m., New York time, for the following purposes:

   1. To elect three Class III directors of the Fund (Proposal No. 1); and

   2. To transact such other business as may properly come before the Annual Meeting, or any adjournment or postponement thereof.

   Holders of record of shares of the Fund at the close of business on December 2, 2002 are entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof.

                             By order of the Board of Directors,

                             Christina T. Sydor
                             Secretary

New York, New York
December 23, 2002

                               -----------------

Shareholders who do not expect to attend the annual meeting are requested to complete, sign, date and return the proxy card in the enclosed envelope, which needs no postage if mailed in the continental United States, or, for shares held in a brokerage account, vote their shares by telephone or through the internet. Instructions for the proper execution of proxy cards are set forth on the following page. It is important that proxies be returned promptly.

                            YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN

   PLEASE TAKE A MOMENT TO SIGN AND RETURN YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. For more information, please call 1-800-331-1710. Those shareholders holding their shares in a brokerage account may vote by telephone or through the internet. The Fund may also solicit proxies from shareholders by letter and/or telephone. Voting by telephone or through the internet will reduce the time and costs associated with the proxy solicitation. When the Fund records proxies by telephone or through the internet, it will use procedures designed to (i) authenticate shareholders' identities, (ii) allow shareholders to authorize the voting of their shares in accordance with their instructions and (iii) confirm that their instructions have been properly recorded.

   Whichever voting method you choose, please read the full text of the accompanying Proxy Statement before you vote.

                     INSTRUCTIONS FOR SIGNING PROXY CARDS

   The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

   1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

   2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

   3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration                              Valid Signature
------------                              ---------------
Corporate Accounts
(1) ABC Corp....................... ABC Corp.
(2) ABC Corp....................... John Doe, Treasurer
(3) ABC Corp.
      c/o John Doe, Treasurer...... John Doe
(4) ABC Corp. Profit Sharing Plan.. John Doe, Treasurer
Trust Accounts
(1) ABC Trust...................... Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee
      u/t/d/ 12/28/78.............. Jane B. Doe
Custodial or Estate Accounts
(1) John B. Smith, Cust.
      f/b/o John B. Smith, Jr. UGMA John B. Smith
(2) Estate of John B. Smith........ John B. Smith Jr., Executor

                CITIGROUP INVESTMENTS CORPORATE LOAN FUND INC.
                          125 BROAD STREET NEW YORK,
                                NEW YORK 10004

                           -------------------------
                                PROXY STATEMENT
                           -------------------------

                    FOR THE ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON JANUARY 21, 2003

   This proxy statement and accompanying proxy card ("proxy") are furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Citigroup Investments Corporate Loan Fund Inc. (the "Fund"), for use at the Annual Meeting of Shareholders of the Fund to be held at the Citigroup Center, 153 E. 53rd Street, New York, New York, 14th floor Conference Center on January 21, 2003 at 10:30 a.m., New York time, and at any adjournments thereof (the "Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders (the "Notice").

   The cost of soliciting proxies and the expenses incurred in preparing this proxy statement will be borne by the Fund. Solicitation costs are expected to be approximately $11,000. In addition, the Fund will reimburse brokerage firms or other record holders for their expenses in forwarding solicitation materials to beneficial owners of shares of the Fund. Proxy solicitations will be made primarily by mail. In addition, certain officers, directors and employees of the Fund; Salomon Smith Barney Inc. ("Salomon Smith Barney"); Smith Barney Fund Management LLC ("SBFM" or the "Manager"), the Fund's investment manager, which is an affiliate of Salomon Smith Barney; and/or PFPC Global Fund Services ("PFPC"), the Fund's transfer agent, may solicit proxies in person or by telephone or mail. Salomon Smith Barney and SBFM are located at 388 Greenwich Street, New York, New York 10013 and 399 Park Avenue, New York, New York 10022, respectively; PFPC is located at P.O. Box 8030, Boston, Massachusetts 02266.

   The Annual Report of the Fund, including audited financial statements for the fiscal year ended September 30, 2002, has previously been furnished to all shareholders of the Fund. The Fund will provide additional copies of the Annual Report to any shareholder upon request by calling the Fund at 1-800-451-2010.

   This proxy statement and proxy are first being mailed to shareholders on or about December 23, 2002.

   All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, shares represented by the proxies will be voted "FOR" all the proposals listed in the Notice. Proposal No. 1 requires the affirmative vote of a plurality of the votes cast at the Meeting with a quorum present for approval. A quorum consists (of the presence in person or by proxy) of the holders of a majority of the outstanding shares of the Fund entitled to notice of, and to vote at, the Meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which such broker or nominee does not have discretionary power) will be treated as shares that are present but which have not been voted. Accordingly, abstentions and broker non-votes will have no effect on Proposal No. 1, for which the required vote is a plurality of the votes cast. Any proxy may be revoked at any time prior to the exercise thereof by submitting another proxy bearing a later date or by giving written notice to the Secretary of the Fund at the Fund's address indicated above prior to the Meeting or by voting in person at the Meeting.

   The Board knows of no business other than that specifically mentioned in the Notice that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment to the extent permissible under applicable law.

   The Board has fixed the close of business on December 2, 2002 as the record date (the "Record Date") for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting. Shareholders of the Fund as of the Record Date will be entitled to one vote on each matter for each share held and a fractional vote with respect to fractional shares, with no cumulative voting rights. As of the Record Date, the Fund had outstanding 9,781,666.667 shares of Common Stock, par value $0.001 per share (the "Common Stock"), of which 9,739,445 shares (or 99.6%) were held but not beneficially owned by Cede & Co., P.O. Box 20, Bowling Green Station, New York, NY 10004. As of the Record Date, the Fund had outstanding 1,700 shares of Series A and 1,700 shares of Series B Preferred Stock, par value $0.001 per share (collectively, the "Preferred Stock") of which 3,400 shares (100%) were held but not beneficially owned by Cede & Co. As of the Record Date, no other person (including any "group" as that term is used in Section 13(d) of the Securities Exchange Act of 1934), to the knowledge of the Board, owned beneficially more than 5% of the outstanding shares of the Fund. As of the Record Date, the officers and Board members of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund.

   In the event that a quorum is not present, or if sufficient votes in favor of the proposals set forth in the Notice and this proxy statement are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any such proposals. In determining whether to adjourn the Meeting, the following factors, among others, may be considered: the nature of the proposals that are the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require the affirmative vote of a majority of the shares represented at the Meeting. The persons named as proxies will vote in favor of such adjournment those shares which they are entitled to vote in favor of such proposals and will vote against such adjournment those shares which they are entitled to vote against such proposals.

    OWNERS OF MORE THAN FIVE PERCENT OF THE OUTSTANDING SHARES OF THE FUND

   The following table shows, as of December 2, 2002, the beneficial owners of more than 5% of the outstanding shares of the Fund. This information is based on reports (Schedules 13 D and G) filed with the Securities and Exchange Commission ("SEC") by each of the firms listed in the table below as well as information as to beneficial ownership reported to the Fund on behalf of the holder.

                                                 Amount
                                               and Nature
                          Name and Address of of Beneficial Percent*
           Title of Class  Beneficial Owner     Ownership   of Class
           -------------- ------------------- ------------- --------
            Common Stock  Travelers Casualty    1,333,334     13.6%
                          and Surety Company
                          One Tower Square
                          Hartford, CT 06283

--------
* Based upon 9,781,666.667 shares outstanding as of December 2, 2002.

   As of the Record Date, to the knowledge of the Fund, no shares of securities issued by Salomon Smith Barney's ultimate parent corporation, Citigroup Inc. ("Citigroup"), were held by Board members who are not "interested persons" of the Fund (as that term is used in the Investment Company Act of 1940, as amended (the "1940 Act")).

                                PROPOSAL NO. 1

                ELECTION OF DIRECTORS TO THE BOARD OF DIRECTORS

   The Board is divided into three classes. The directors currently serving in Class III have terms expiring at the Meeting; each Class III director currently serving on the Board has been nominated by the Board for reelection at the Meeting to serve for a term of three years (until the year 2006 Annual Meeting of Shareholders) or until his successor has been duly elected and qualified.

   Under the terms of the Fund's Articles of Incorporation, as amended (the "Charter"), the holders of Preferred Stock are entitled as a class, to the exclusion of the holders of Common Stock, to elect two Directors of the Fund (the "Preferred Directors"). The Charter further provides that the remaining nominees shall be elected by holders of Common Stock and Preferred Stock voting together as a single class. Of those designated as Preferred Directors, Paolo
M. Cucchi is the sole Preferred Director whose term is expiring at the Meeting. Therefore, the holders of the Fund's Common Stock and Preferred Stock, voting together as a single class, are being asked to vote for Messrs. Crane and Hutchinson, and the holders of the Fund's Preferred Stock, voting as a single class, are being asked to vote for Mr. Cucchi, as directors of the Fund.

   The Board knows of no reason why any of the nominees listed below will be unable to serve, and each nominee has consented to serve if elected, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee(s) as the Board may recommend.

   Certain information concerning the nominees and the directors continuing in office is set forth below. For any nominee or director indicated as owning shares of the Fund, such ownership constituted less than 1% of the outstanding shares of the Fund as of the Record Date. All of the nominees are currently directors of the Fund. Except as indicated, each nominee or director has held the office shown or other offices in the same company for the last five years.

                  Persons Nominated for Election as Directors

                                                                     Number of
                                                                    Portfolios   Other
                                                                      in Fund   Director
                      Position  Length     Principal Occupations      Complex    ships
       Name,          Held with of Time         During Past          Overseen   Held by
  Address and Age       Fund    Served          Five Years          by Director Director
  ---------------     --------- ------- --------------------------- ----------- --------
CLASS III DIRECTORS

Dwight B. Crane+      Director  Since   Professor, Harvard Business     51        None
 Harvard Business               1998    School.
   School
 Soldiers Field Road
 Horgan Hall # 375
 Boston, MA 02163
 Age 65

                                                                         Number of
                                                                        Portfolios    Other
                                                                          in Fund    Director
                       Position  Length      Principal Occupations        Complex     ships
        Name,          Held with of Time          During Past            Overseen    Held by
   Address and Age       Fund    Served           Five Years            by Director  Director
   ---------------     --------- ------- ------------------------------ ----------- -----------

Paolo M. Cucchi+       Director  Since   Vice President and Dean of           7     None
 Drew University                 2001    College of Liberal Arts at
 108 Brothers College                    Drew University.
 Madison, NJ 07940
 Age 61

William R. Hutchinson+ Director  Since   President, WR Hutchinson &           7     Director of
 535 N. Michigan                 1998    Associates, Inc. (oil industry             Associated
 Suite 1012                              consulting); formerly Group                Bank;
 Chicago, IL 60611                       Vice President, Mergers &                  Director of
 Age 60                                  Acquisitions BP Amoco                      Associated
                                         p.l.c.; formerly Vice                      Banc-Corp.
                                         President-Financial
                                         Operations Amoco Corp.

--------
 + Director, trustee and/or general partner of other investment companies registered under the Investment Company Act with which Salomon Smith Barney is affiliated.

                        Directors Continuing in Office

                                                                      Number of
                                                                     Portfolios      Other
                                                                       in Fund     Director-
                     Position  Length      Principal Occupations       Complex       ships
       Name,         Held with of Time          During Past           Overseen      Held by
  Address and Age      Fund    Served           Five Years           by Director   Director
  ---------------    --------- ------- ----------------------------- ----------- -------------
CLASS I DIRECTORS

Allan J. Bloostein+  Director   Since  President, Allan J. Bloostein      35     Director of
 717 Fifth Avenue               1998   Associates, a consulting                  Taubman
 21st Floor                            firm; retired Vice Chairman               Centers, Inc.
 New York, NY 10022                    of May Department Stores.
 Age 72

Dr. Paul Hardin+     Director   Since  Chancellor Emeritus and            36     None
 12083 Morehead                 2001   Professor of Law at the
 Chapel Hill, NC                       University of North Carolina
 27514-8426                            at Chapel Hill; formerly
 Age 72                                Chancellor of the University
                                       of North Carolina at Chapel
                                       Hill.

R. Jay Gerken*       Chairman,  Since  Managing Director of              226     None
 399 Park Avenue     President  2002   Salomon Smith Barney
 New York, NY 10022  and Chief         ("SSB"); formerly portfolio
 Age 51              Executive         manager, Smith Barney
                     Officer           Growth and Income Fund
                                       (1994-2000) and Smith
                                       Barney Allocation Series
                                       Inc. (1996-2001); Chairman
                                       or Co-Chairman of seventy-
                                       three investment companies
                                       affiliated with Citigroup.

--------
 * An "interested person" of the Fund, as defined in the 1940 Act.

                                                                     Number of
                                                                    Portfolios    Other
                                                                      in Fund   Director-
                      Position  Length     Principal Occupations      Complex     ships
       Name,          Held with of Time         During Past          Overseen    Held by
  Address and Age       Fund    Served          Five Years          by Director Director
  ---------------     --------- ------- --------------------------- ----------- ---------
CLASS II DIRECTORS

Robert A. Frankel+    Director   Since  Managing Partner of Robert       24     None
 8 John Walsh Blvd.              1998   A. Frankel Management
 Peekskill, NY 10566                    Consultants; formerly
 Age 75                                 Corporate Vice President of
                                        The Reader's Digest
                                        Association, Inc.

George M. Pavia+      Director   Since  Senior Partner, Pavia &           8     None
 600 Madison Avenue              2001   Harcourt Attorneys.
 New York, NY 10022
 Age 74

--------
 + Director, trustee and/or general partner of other investment companies registered under the Investment Company Act with which Salomon Smith Barney is affiliated.

   The following table provides information concerning the dollar range of equity securities owned beneficially by each Director and nominee for election as Director as of December 31, 2001:

                                                Aggregate Dollar Range of Equity
                                                Securities in All Funds Overseen
                         Dollar Range of Equity     by Director/Nominee and
Name of Director/Nominee Securities in the Fund         Advised by SBAM
------------------------ ---------------------- --------------------------------
Non-Interested Directors/Nominees
 Allan J. Bloostein              None                    Over $100,000
 Dwight B. Crane              $1-$10,000                 Over $100,000
 Paolo M. Cucchi                 None                     $1-$10,000
 Robert A. Frankel            $1-$10,000                 Over $100,000
 Dr. Paul Hardin            $10,001-$50,000              Over $100,000
 William R. Hutchinson        $1-$10,000                  $1-$10,000
 George Pavia                    None                        None
Interested Directors/Nominees
 R. Jay Gerken                   None                    Over $100,000

--------
* Mr. Gerken is an "interested person" as defined in the 1940 Act.

   The Fund has no compensation committee of the Board, or any committee performing similar functions. The Board has an Audit Committee and a Nominating Committee, each composed of all the directors who are not "interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "Independent Directors"). The Independent Directors are also independent as such term is defined in the NYSE's Listed Company Manual. The Audit Committee is charged with recommending a firm of independent auditors to the Board and reviewing accounting matters as set forth in the Audit Committee's charter. The

Nominating Committee is charged with recommending nominees for election as Directors of the Fund. The Audit Committee held three meetings during the last fiscal year.

   The Board held 15 meetings during the last fiscal year, four of which were regular meetings and 11 of which were special telephonic meetings. In the last fiscal year, each of the directors attended at least 75% of the regular meetings, and each of the directors, other than Messrs. Crane and Hutchinson, attended at least 75% of the telephonic meetings of the Board.

                                 COMPENSATION

   Only the Independent Directors receive remuneration from the Fund for acting as directors. Aggregate fees and expenses (including reimbursement for travel and out-of-pocket expenses) of $5,205 were paid to such directors by the Fund during the fiscal year ended September 30, 2002. Fees for the Independent Directors are set at $5,000 per annum. In addition, the Independent Directors receive $500 for each Board meeting attended in person and $100 for each telephonic Board meeting, plus travel and out-of-pocket expenses incurred in connection with Board meetings. The out-of-pocket expenses are borne equally by each individual fund, including the Fund, in the group of funds served by the same board members (the "Fund Complex"). None of the officers of the Fund received any compensation from the Fund for the fiscal year ended September 30, 2002. Officers and interested directors of the Fund are compensated by the Manager or by Salomon Smith Barney.

   The following table shows the compensation paid by the Fund to each director during the Fund's last fiscal year ended September 30, 2002 and by the Fund complex for the calendar year ended December 31, 2001:

                              COMPENSATION TABLE

                                                           Total
                                                       Compensation
                         Aggregate                     from Fund and
                        Compensation                   Fund Complex  Total Number
                         from Fund       Pension or       for the      of Funds
                       for the Fiscal    Retirement    Calendar Year   for Which
                         Year Ended   Benefits Accrued     Ended       Director
                       September 30,  as part of Fund  December 31,  Serves within
    Name of Person          2002          Expenses         2001      Fund Complex
    --------------     -------------- ---------------- ------------- -------------
Allan J. Bloostein         $7,900            0           $117,100          35
Dwight B. Crane             7,600            0            143,550          51
Paolo M. Cucchi             7,500            0             30,100           7
Robert A. Frankel           8,000            0             77,600          24
R. Jay Gerken*                  0            0                  0         226
Dr. Paul Hardin             7,800            0            100,850          36
William R. Hutchinson       7,700            0             43,900           7
George M. Pavia             8,100            0             29,900           8

--------
* Designates a director who is an "interested person" of the Fund.

   At the end of the calendar year during which a director attains the age of 80, the director is required to change to emeritus status. Directors emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to Fund directors, together with reasonable out-of-pocket expenses for each meeting attended. During the Fund's last fiscal year, total compensation paid by the Fund to directors emeritus totaled $2,800.

Section 16(a) Beneficial Ownership Reporting Compliance

   Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act in combination require the Fund's directors and officers and persons who own more than 10% of the Fund's common stock, as well as SBFM and certain of its affiliated persons, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange, Inc. Such persons are required by SEC regulations to furnish the Fund with copies of all such filings. Based solely upon its review of the copies of such filings received by it and certain other information received by it, the Fund believes that, for the fiscal year ended September 30, 2002, all filing requirements applicable to such persons were complied with except that timely filings were not made on behalf of Kaprel Ozsolak on Form 3 and Robert Wallace on Form 3. However, during the fiscal year ended September 30, 2002, no purchases or sales were made by any of the foregoing people, and each has subsequently filed Forms 3.

                         REPORT OF THE AUDIT COMMITTEE

   The Audit Committee reports that it: (i) reviewed and discussed the Fund's audited financial statements with management; (ii) discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61; and (iii) received written confirmation from KPMG LLP ("KPMG") that it is independent and disclosures regarding such independence as required by Independence Standards Board Standard No. 1, and discussed with the auditors the auditor's independence. Based on the review and discussions referred to in items (i) through (iii) above, and subject to the limitations on the responsibilities and role of the Audit Committee as set forth in the Audit Committee Charter, the Audit Committee recommended to the Board that the audited financial statements be included in the Fund's annual report for the Fund's fiscal year ended September 30, 2002. The membership of the Audit Committee is comprised of all of the independent directors.

                              EXECUTIVE OFFICERS

   The following is a list of the current executive officers of the Fund, all of whom have been elected by the Board to serve until their respective successors are elected:

                     Offices and Positions      Period      Principal Occupations During
       Name             Held with Fund       Offices Held     Past Five Years and Age
       ----        ------------------------- ------------ --------------------------------
R. Jay Gerken      Chief Executive Officer,      2002     (see Table of Persons Nominated
                   Chairman of the Board         to       for Election as Directors, above)
                   and President                 date

Lewis E. Daidone   Senior Vice President and     2002     Managing Director of Salomon
                   Chief Administrative          to       Smith Barney, Senior Vice
                   Officer                       date     President or Chief Administrative
                                                          Officer of 61 investment
                                                          companies associated with
                                                          Citigroup; Director and Senior
                                                          Vice President of SBFM and TIA;
                                                          45.

Glenn N. Marchak   Vice President and            1998     Senior Vice President of
                   Investment Officer            to       Traveler's Asset Management
                                                 date     International Corporation;
                                                          Managing Director of Smith
                                                          Barney from 1997 to 1998; Senior
                                                          Vice President and Head of Loan
                                                          Syndications at National
                                                          Westminster Bank plc from 1993
                                                          to 1997; 46.

Christina T. Sydor Secretary                     1998     Managing Director of Salomon
                                                 to       Smith Barney; Secretary of
                                                 date     61 investment companies
                                                          associated with Citigroup;
                                                          Secretary and General Counsel of
                                                          SBFM and TIA; 51.

Kaprel Ozsolak     Controller                    2002     Vice President of Salomon Smith
                                                 to       Barney; 37.
                                                 date

Richard Peteka     Chief Financial Officer       2002     Director and Head of Internal
                   and Treasurer                 to       Control for Citigroup Asset
                                                 date     Management U.S. Mutual Fund
                                                          Administration from 1999-2002;
                                                          Vice President, Head of Mutual
                                                          Fund Administration and
                                                          Treasurer at Oppenheimer Capital
                                                          From 1996-1999; 41.

                           REQUIRED SHAREHOLDER VOTE

   The affirmative vote of a plurality of the votes cast at the Meeting is required to elect directors pursuant to Proposal No. 1.

THE BOARD OF DIRECTORS OF THE FUND, INCLUDING ALL OF THE INDEPENDENT DIRECTORS,
            RECOMMENDS THAT YOU VOTE FOR THE NOMINEES TO THE BOARD.

                          DISCLOSURE OF AUDITOR FEES

   Audit Fees. Audit fees billed to the Fund by KPMG in connection with the Fund's annual audit for the year ended September 30, 2002 totaled $45,000.

   Financial Information Systems Design and Implementation. KPMG was not engaged by the Fund, its investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides services to the Fund, to provide financial information systems design or implementation services.

   All other Fees. The aggregate fees billed to the Fund for non-audit services by KPMG and paid by the Fund, its investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides services to the Fund totaled approximately $19,792. This amount is for services related to rating agency letters and tax services, all for the Fund.

                      SUBMISSION OF SHAREHOLDER PROPOSALS

   Shareholder proposals intended to be presented at the 2004 Annual Meeting of the Shareholders of the Fund must be received by September 1, 2003 to be included in the proxy statement and the form of proxy relating to that meeting, as the Fund expects that the 2004 Annual Meeting will be held in January of 2004. The submission by a shareholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under the federal securities laws.

   The persons named as proxies for the Annual Meeting of Shareholders for 2004 will have discretionary authority to vote on any matter presented by a shareholder for action at that meeting unless the Fund receives notice of the matter by November 14, 2003, in which case these persons will not have discretionary voting authority except as provided in the SEC's rules governing shareholder proposals.

                                 OTHER MATTERS

   The Manager knows of no other matters which are to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

   All proxies received will be voted "for" Proposal 1 unless otherwise directed therein.

                               By Order of the Board of Directors

                               Christina T. Sydor
                               Secretary

December 23, 2002

   It is important that proxies be returned promptly. Shareholders who do not expect to attend the meeting are therefore urged to complete and sign, date and return the proxy card as soon as possible in the enclosed postage-paid envelope.

                                     PROXY

                 CITIGROUP INVESTMENTS CORPORATE LOAN FUND INC.

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned holder of shares of Common Stock of Citigroup Investments Corporate Loan Fund Inc. (the "Fund"), a Maryland corporation, hereby appoints
R. Jay Gerken, Christina T. Sydor and Robert M. Nelson, as attorneys and proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Common Stock of the Fund which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund, to be held at Citigroup Center, 153 E. 53rd Street, New York, New York on January 21, 2003 at 10:30 a.m., and any adjournment or adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement dated December 23, 2002 and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

SEE REVERSE       CONTINUED AND TO BE SIGNED ON REVERSE SIDE         SEE REVERSE
   SIDE                                                                 SIDE

[X] Please mark votes as in this example.

This Proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF NOMINEES AS CLASS III DIRECTORS. Please refer to the Proxy Statement for a discussion of the Proposal.

1. ELECTION OF CLASS III DIRECTORS

   Class III: Dwight B. Crane and William R. Hutchinson

     ALL     [   ]                                              [   ] WITHHELD
   NOMINEES                                                           FROM ALL
                                                                      NOMINEES

[   ]
     ---------------------------------------
      For all nominees except as noted above

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT    [    ]

PLEASE SIGN, DATE AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE.

Note: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature:               Date:           Signature:             Date:
          --------------      ----------            -----------       ---------

                                     PROXY

                 CITIGROUP INVESTMENTS CORPORATE LOAN FUND INC.

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned holder of shares of Auction Rate Cumulative Preferred Stock of Citigroup Investments Corporate Loan Fund Inc. (the "Fund"), a Maryland corporation, hereby appoints R. Jay Gerken, Christina T. Sydor and Robert M. Nelson, as attorneys and proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Auction Rate Cumulative Preferred Stock of the Fund which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund, to be held at Citigroup Center, 153 E. 53rd Street, New York, New York on January 21, 2003 at 10:30 a.m., and any adjournment or adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement dated December 23, 2002 and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

SEE REVERSE       CONTINUED AND TO BE SIGNED ON REVERSE SIDE         SEE REVERSE
   SIDE                                                                 SIDE

[X] Please mark votes as in this example.

This Proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF NOMINEES AS CLASS III DIRECTORS. Please refer to the Proxy Statement for a discussion of the Proposal.

1. ELECTION OF CLASS III DIRECTORS

   Class III: Dwight B. Crane, Paulo M. Cucchi and William R. Hutchinson

     ALL     [   ]                                              [   ] WITHHELD
   NOMINEES                                                           FROM ALL
                                                                      NOMINEES

[   ]
     ---------------------------------------
      For all nominees except as noted above

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT    [    ]

PLEASE SIGN, DATE AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE.

Note: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature:               Date:           Signature:             Date:
          --------------      ----------            -----------       ---------